UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2021 (March 2, 2021)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Samuel B. Fortenbaugh III (the “Service Provider”) who was a Director of iCoreConnect, Inc.(OTCQB:ICCT) (the “Company”) and who has acted and, upon the request of the Company, may continue to act as counsel to the Company entered into a settlement agreement dated as of January 1, 2021 (the “Agreement|”) pursuant to which the Company agreed to pay to the Service Provider a fee for services (other than General Retainer Services as defined in the Agreement) rendered during the period beginning April 1, 2018 and ending December 21, 2020 (the “Non-Retainer Services”) and the Service Provider agreed to resign as a Director of the Company upon the payment by the Company to the Service Provider of the entire Non-Retainer Fee which was paid in two installments on February 3, 2021 and March 2, 2021.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Resignation – Settlement Letter

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: April 25, 2021	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

3